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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): July 22, 1997


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                           THE COOPER COMPANIES, INC.
             (Exact name of registrant as specified in its charter)



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    Delaware                          1-8597                   94-2657368
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)



      6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
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                   (Address of Principal Executive Offices)


                                (510) 460-3600
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             (Registrant's telephone number, including area code)

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ITEM 7. Financial Statements and Exhibits.

     (c) Exhibits.

     The exhibits listed in the following index relate to the Registration Statement (No. 333-25051) on Form S-3, as amended, of the registrant and are filed herewith for incorporation by reference in such Registration Statement.



Exhibit
 No.                      Description
 ---                      -----------
 1.1       Underwriting Agreement, dated July 22, 1997.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE COOPER COMPANIES, INC.



                                          /s/ STEPHEN C. WHITEFORD
                                      By: -------------------------
                                          Stephen C. Whiteford
                                          Vice President and
                                          Corporate Controller
                                          (Principal Accounting Officer)



Dated: July 22, 1997

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                                  EXHIBIT INDEX

Exhibit                                                     Sequentially
 No.                       Description                      Numbered Page
 ---                       -----------                      -------------
 1.1        Underwriting Agreement, dated July 22, 1997.